Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events
Declaration of Quarterly Dividend Payments
On January 3, 2013, the Ally Board of Directors declared quarterly dividend payments on certain outstanding preferred stock. This included a cash dividend of $1.125 per share, or a total of $134 million, on Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F-2; a cash dividend of $17.50 per share, or a total of $45 million, on Fixed Rate Cumulative Perpetual Preferred Stock, Series G; and a cash dividend of $0.53 per share, or a total of $22 million, on Fixed Rate/Floating Rate Perpetual Preferred Stock, Series A. The dividends were paid on February 15, 2013.
Canadian Automotive Finance Operation Sale
On February 1, 2013, we completed the sale of our Canadian automotive finance operation, Ally Credit Canada Limited, and ResMor Trust (Ally Canada) to Royal Bank of Canada. Ally received $4.1 billion USD for the business in the form of a $3.7 billion payment at closing and $400 million of dividends from Ally Canada following the announcement of the transaction.
Discontinued Operations
During the three months ended March 31, 2013, the operations of Residential Capital, LLC (ResCap) were classified as discontinued. Refer to Note 2 for further details.
The previously issued Consolidated Financial Statements, for all years presented, have been recast, such that all the operating results for ResCap were removed from continuing operations and are presented separately as discontinued. The Notes to the Consolidated Financial Statements were adjusted to exclude discontinued operations unless otherwise noted. This reclassification has no effect on our reported net income for any of the years presented.